UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 4.02            NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On January 22, 2013, the Audit Committee of the board of directors (the “Audit Committee”) of Regis Corporation (the “Company”), based on the recommendation of management, concluded that the Company’s unaudited interim consolidated financial statements as of and for the three months ended September 30, 2012 included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, as previously filed with the Securities and Exchange Commission (“SEC”) on November 9, 2012, should no longer be relied upon because of an error. The Company determined that the $24.0 million of foreign currency gain that was recognized into earnings in the quarter ended September 30, 2012 was understated by $9.9 million ($0.14 per diluted share).  The foreign currency gain had previously been classified within accumulated other comprehensive income. The Company’s recognition of accumulated other comprehensive income into earnings related to the sale of its investment in Provalliance during the three months ended September 30, 2012 and the liquidation of all foreign entities with Euro denominated operations.

The Company will restate the unaudited interim consolidated financial statements identified above to recognize the additional gain of $9.9 million in earnings and file such restated consolidated financial statements with the SEC in an amendment to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (the “10-Q Amendment”).

In connection with the 10-Q Amendment, the Company re-evaluated its conclusion regarding the effectiveness of the Company’s disclosure controls and procedures as of September 30, 2012 and determined that a material weakness existed as of September 30, 2012.  As a result, the Company has now concluded its disclosure controls and procedures were ineffective as of September 30, 2012. Our management has taken immediate action to remediate the material weakness.  The Company has made refinements to the executional process and controls around transactions involving foreign currency translation.  With successful operation of these refinements, the Company expects remediation of the material weakness by March 31, 2013.

The Audit Committee and management have discussed the matters set forth herein with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER

99	Regis Corporation News Release dated January 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: January 25, 2013	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

99	Regis Corporation News Release dated January 25, 2013